UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

The Advisors' Inner Circle Fund

Haverford Quality Growth Stock Fund

Semi-Annual Report

April 30, 2018

HAVERFORD

QUALITY INVESTING

Investment Adviser:
Haverford Financial Services, Inc.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

Dear Fellow Shareholders,

We are pleased to send you the Semi-Annual Report for the Haverford Quality Growth Stock Fund (the “Fund”). This report contains information on the holdings of the Fund, along with Financial Highlights and Statement of Operations. During the six-month period ended April 30, 2018, the Fund returned 2.03%, while the S&P 500 Index increased 3.82%. The Fund’s relative performance to the S&P 500 Index was driven by a combination of stock selection and sector allocation. The Fund’s underweighting in Real Estate, Telecommunication, and Utility sectors helped performance. At the same time, our overweighting in the Consumer Staples, Health Care, and Materials sectors detracted from performance. Double-digit gains by TJX Companies, Mastercard, Microsoft, UnitedHealth Group, Black Rock and Becton Dickinson aided performance. Double-digit declines from DowDuPont, Comcast, Proctor & Gamble and Anheuser-Busch InBev detracted from performance. The Fund continues to own these companies and has confidence in their fundamentals.

The first four months of 2018 marked a stark contrast to that of 2017 with volatility picking up, as initial signs of inflation sparked concern over rising interest rates. Nevertheless, fundamental factors support a strong economic outlook for 2018 including fiscal stimulus, an accommodative monetary policy, and strong consumer and business confidence bolstered by higher after-tax wages and a surge in corporate earnings growth. The synchronized global expansion remains on track with the International Monetary Fund (IMF) forecasting only four economies in a recession during 2018, a record low number.

We expect U.S. Gross Domestic Product (GDP) growth to accelerate and surpass consensus estimates. The Congressional Budget Office (CBO) currently predicts GDP will increase 2.2% in 2018, about the same as in 2017. Following the tax cuts of 2003, GDP growth accelerated and outperformed CBO expectations by over one percentage point in 2003 and 2004. We believe GDP growth will come in closer to 3% for the next 12 to 18 months. The 2017 Tax Cuts and Jobs Act should prove to be positive long-term.

Tax reform forces the repatriation of most international earnings and allows for the immediate depreciation of capital expenditures. This should encourage industry to put capital to work. Cisco Systems plans to bring back $67 billion that it holds overseas, paying over $11 billion in additional taxes in the process. Apple also plans to bring back the vast majority of its $252 billion in overseas cash after paying a tax of $38 billion. We acknowledge most of these earnings will not be spent, but the gross figures of just these two companies are larger than the entire 2018 corporate, individual, and small business tax-cuts combined. Regulatory reform including the

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

potential weakening of certain provisions of the Dodd-Frank Act, which would reduce capital burdens on banks with less than $250 billion in assets, and increased government spending should also add to the economy in the coming year.

These pro-growth initiatives, however, do not come without a price. Signs of inflation have begun to creep into the data. The Labor Department reported January year-over-year wage growth of 2.9% (later revised to 2.8%) and February came in at 2.6%. In February, the Consumer Price Index (CPI) was up 2.2%. This is not a “hot” inflation number, but it does augur for additional interest rate hikes. For most of the economy, a little inflation is not a bad thing. A little inflation can boost consumer and business confidence as wages and profits rise. It is not until wage growth hits 4% that we would become significantly more cautious in our outlook. At some point the Fed Funds rate will rise to a point that it begins to choke economic activity, but as of now the rate is still negative in real terms (Fed Funds rate minus CPI) and the runway for expansion remains long.

Equity market conditions turned negative in early February when a quick 10% correction occurred in a matter of days. The pullback coincided with higher market volatility as investors turned their focus toward the possibility of higher inflation and interest rates. The yield on the 10-year Treasury note increased more than 45 basis points in less than a week, scaring bond and equity investors alike. We believe we have a long way to go before becoming truly concerned by inflation. The 30-year bond, trading close to 3% on April 30th, would be yielding much more if inflation were a real concern.

The market bounced back quickly from its February lows, as bond yields stabilized and the earnings outlook improved sharply. The S&P 500 is now cheaper than just a few months ago, at 17x consensus 2018 earnings per share (EPS). Earnings expectations have risen 9% since the start of the year. We Expect investors will eventually adjust to this new paradigm of accelerating growth juxtaposed with higher inflation and interest rates. We believe that with hindsight, market pull-backs should prove to be buyable event, as they have throughout this nine-year old bull market.

Sincerely,

Henry B. Smith

Co-Chief Investment Officer

Haverford Financial Services, Inc.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-301-7212 or visit our website at www.haverfordfunds.com.

Definition of Comparative Indices

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

The VIX is a popular measure of the implied volatility of S&P 500 Index options, calculated and published by the Chicago Board Options Exchange.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

SECTOR WEIGHTINGS †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.4%

	Shares	Value
CONSUMER DISCRETIONARY — 14.7%
Comcast, Cl A	269,562	$8,461,551
Lowe’s	30,800	2,538,844
Starbucks	40,000	2,302,800
TJX	88,700	7,526,195
Walt Disney	65,004	6,521,851

		27,351,241

CONSUMER STAPLES — 11.8%
Anheuser-Busch InBev ADR	45,800	4,583,664
Coca-Cola	71,500	3,089,515
CVS Health	89,121	6,223,319
PepsiCo	54,600	5,511,324
Procter & Gamble	34,675	2,508,390

		21,916,212

ENERGY — 5.0%
Exxon Mobil	55,402	4,307,506
Schlumberger	74,000	5,073,440

		9,380,946

FINANCIAL SERVICES — 13.4%
BlackRock, Cl A	17,790	9,277,485
JPMorgan Chase	95,205	10,356,400
US Bancorp	106,000	5,347,700

		24,981,585

HEALTH CARE — 18.6%
Aetna	10,516	1,882,890
Baxter International	60,500	4,204,750
Becton Dickinson	23,700	5,495,319
Johnson & Johnson	48,640	6,152,473

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Medtronic	82,500	$6,610,725
UnitedHealth Group	43,235	10,220,754

		34,566,911

INDUSTRIAL — 7.5%
FedEx	18,600	4,597,920
Honeywell International	14,500	2,097,860
United Technologies	60,000	7,209,000

		13,904,780

INFORMATION SERVICES — 21.9%
Accenture, Cl A	61,155	9,246,636
Apple	58,580	9,680,931
Mastercard, Cl A	63,715	11,358,473
Microsoft	50,000	4,676,000
Oracle	124,290	5,676,324

		40,638,364

MATERIALS — 5.5%
Air Products & Chemicals	18,570	3,013,726
DowDuPont	113,822	7,198,103

		10,211,829

TOTAL COMMON STOCK (Cost $117,095,799)		182,951,868

CASH EQUIVALENT (A) — 1.6%

SEI Daily Income Trust, Government Fund, Cl F, 1.460% (Cost $2,933,878)	2,933,878	2,933,878

TOTAL INVESTMENTS — 100.0% (Cost $120,029,677)		$185,885,746

          Percentages are based on Net Assets of $185,896,703.

(A)     The rate reported is the 7-day effective yield as of April 30, 2018.

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended April 30, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $120,029,677)	$185,885,746
Dividends Receivable	223,797
Receivable for Capital Shares Sold	3,550
Dividend Tax Reclaim Receivable	32,797
Prepaid Expenses	5,374

Total Assets	186,151,264

Liabilities:
Payable for Capital Shares Redeemed	94,930
Payable due to Adviser	91,760
Payable due to Administrator	18,352
Payable due to Trustees	4,310
Chief Compliance Officer Fees Payable	1,996
Other Accrued Expenses	43,213

Total Liabilities	254,561

Net Assets	$185,896,703

Net Assets Consist of:
Paid-in Capital	$112,541,653
Undistributed Net Investment Income	200,015
Accumulated Net Realized Gain on Investments	7,298,966
Net Unrealized Appreciation on Investments	65,856,069

Net Assets	$185,896,703

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,294,607

Net Asset Value, Offering and Redemption Price Per Share	$16.46

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND FOR THE SIX MONTHS ENDED APRIL 30, 2018 (UNAUDITED)

STATEMENT OF OPERATIONS

Investment Income:
Dividends (Net of Foreign Taxes Withheld of $2,756)	$1,972,071

Total Income	1,972,071

Expenses:
Investment Advisory Fees	573,730
Administration Fees	114,747
Trustees’ Fees	8,708
Chief Compliance Officer Fees	2,912
Transfer Agent Fees	34,383
Legal Fees	14,535
Audit Fees	11,387
Printing Fees	8,348
Custodian Fees	4,746
Registration and Filing Fees	3,970
Other Expenses	11,793

Total Expenses	789,259
Less:
Fees Paid Indirectly (Note 4)	(218)

Net Expenses	789,041

Net Investment Income	1,183,030

Net Realized Gain on Investments	7,305,633
Net Change in Unrealized Depreciation on Investments	(4,405,715)

Net Realized and Unrealized Gain on Investments	2,899,918

Net Increase in Net Assets Resulting from Operations	$4,082,948

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Income	$1,183,030	$2,262,935
Net Realized Gain on Investments	7,305,633	3,210,012
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,405,715)	25,103,134

Net Increase in Net Assets Resulting from Operations	4,082,948	30,576,081

Dividends and Distributions:
Net Investment Income	(1,149,120)	(2,199,230)
Net Realized Gain	(2,835,338)	–

Total Dividends and Distributions	(3,984,458)	(2,199,230)

Capital Share Transactions:
Issued	8,454,588	15,602,306
Reinvestment of Dividends and Distributions	3,243,176	1,815,815
Redeemed	(13,046,101)	(27,869,046)

Net Decrease in Net Assets from Capital Share Transactions	(1,348,337)	(10,450,925)

Total Increase (Decrease) in Net Assets	(1,249,847)	17,925,926

Net Assets:
Beginning of Period	187,146,550	169,220,624

End of Period (Including Undistributed Net Investment Income of $200,015 and $166,105, respectively)	$185,896,703	$187,146,550

Share Transactions:
Issued	497,326	1,018,195
Reinvestment of Dividends and Distributions	192,406	118,047
Redeemed	(760,558)	(1,808,192)

Net Decrease in Shares Outstanding from Share Transactions	(70,826)	(671,950)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout Each Period/Year
			Year Ended October 31,
	Six Months
	Ended
	April 30,
	2018
	(Unaudited)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.47	$14.06	$14.05	$14.73	$12.78	$10.40

Income from Investment Operations:
Net Investment Income(1)	0.10	0.19	0.17	0.17	0.17	0.15
Net Realized and Unrealized Gain	0.24	2.41	0.02	0.01 (2)	2.04	2.40

Total from Investment Operations	0.34	2.60	0.19	0.18	2.21	2.55

Dividends and Distributions:
Net Investment Income	(0.10)	(0.19)	(0.18)	(0.16)	(0.17)	(0.17)
Net Realized Gains	(0.25)	—	—	(0.70)	(0.09)	—

Total Dividends and Distributions	(0.35)	(0.19)	(0.18)	(0.86)	(0.26)	(0.17)

Net Asset Value, End of Period	$16.46	$16.47	$14.06	$14.05	$14.73	$12.78

Total Return*	2.03%	18.59%	1.33%	1.05%	17.41%	24.68%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$185,897	$187,147	$169,221	$174,213	$163,297	$131,419
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	0.83% †	0.82%	0.83%	0.83%	0.84%	0.98%^
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, and fees paid indirectly)	0.83% †	0.82%	0.83%	0.83%	0.84%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.24% †	1.26%	1.21%	1.18%	1.23%	1.32%
Portfolio Turnover Rate	10% ††	12%	15%	17%	16%	21%

(1)	Per share data calculated using average shares method.
(2)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Ratio includes previously waived advisory fees recaptured.
†	Annualized
††	Not Annualized

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the Haverford Quality Growth Stock Fund, a diversified fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund invests primarily (at least 80% of its net assets) in equity securities. The Fund focuses on U.S. listed common stocks with large market capitalizations that Haverford Financial Services, Inc. (the “Adviser”) believes are the quality companies with stock that offer the potential for future price appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2018, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2018, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund will distribute substantially all of its net investment income, if any, quarterly. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2018, the Fund paid $114,747 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2018, the Fund earned cash management credits of $218 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively “excluded expenses”)) for the Fund from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2019. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses (not including excluded expenses) and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At April 30, 2018, there were no previously waived and reimbursed fees subject to recapture.

6. Investment Transactions:

For the six months ended April 30, 2018, the Fund made purchases of $19,109,571 and sales of $22,155,313 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. During the year ended October 21, 2017, the Fund had no permanent differences.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

The tax character of dividends and distributions declared during the years ended October 31, were as follows:

Ordinary Income
2017	$2,199,230
2016	2,135,963

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$166,111
Undistributed Long-Term Capital Gain	2,834,314
Unrealized Appreciation	70,256,135

Total Distributable Earnings	$73,256,560

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short- term as under previous law. During the fiscal year ended October 31, 2017, the Fund utilized capital loss of $ 375,697 to offset capital gains. There were no remaining loss carryforwards as of October 31, 2017.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$120,029,677	$67,453,991	$(1,597,922)	$65,856,069

8. Concentration of Risks:

Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large-cap growth stocks may underperform other equity market segments or the equity market as a whole.

9. Other:

At April 30, 2018, 89% of total shares outstanding were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2017 to April 30, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,020.30	0.83%	$4.16
Hypothetical 5% Return	1,000.00	1,020.68	0.83	4.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/ or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2018 (UNAUDITED)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Haverford Quality Growth Stock Fund

P.O. Box 219745

Kansas City, MO 64121

866-301-7212

Adviser:

Haverford Financial Services, Inc.

Three Radnor Corporate Center, Suite 450

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

HIM-SA-001-1400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018